SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Use of Estimates

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingencies at the date of the Consolidated Financial Statements and the reported amounts of revenues and expenses during the periods reported. Actual results could differ from these estimates.

Estimates made in preparing these Consolidated Financial Statements include, among other things, estimates of the proved oil, NGL and natural gas reserve volumes used in calculating Depletion, Depreciation and Amortization (“DD&A”) expense; the estimated future cash flows and fair value of properties used in determining the need for any impairment; fair values of financial derivative instruments; volumes and prices for revenues accrued; estimates of the fair value of equity-based compensation awards; deferred tax valuation allowance and the timing and amount of future abandonment costs used in calculating asset retirement obligations. Future changes in the assumptions used could have a significant impact on reported results in future periods. The estimates are based on current assumptions that may be materially affected by changes to future economic conditions such as the market prices received for sales of volumes of oil and natural gas, interest rates and our ability to generate future income.

Cash and Cash Equivalents

Cash and Cash Equivalents

We consider all highly liquid investments with original maturity of three months or less when purchased to be cash equivalents. As of December 31, 2015 and 2014, our Cash and Cash Equivalents consisted of only cash.

Accounts Receivable

Accounts Receivable

Our trade accounts receivable, which are primarily from oil, NGLs and natural gas sales and joint interest billings, are recorded at the invoiced amount and include production receivables. The production receivable is valued at the invoiced amount and does not bear interest. Accounts receivable also include joint interest billing receivables which represent billings to the non-operators associated with the drilling and operation of wells and are based on those owners’ working interests in the wells. We have assessed the financial strength of our customers and joint owners and record an allowance for bad debts as necessary. Our allowance for bad debts as of December 31, 2015 and 2014, was negligible.

To the extent actual quantities and values of oil, NGLs and natural gas are unavailable for a given reporting period because of timing or information not received from third parties, the expected sales volumes and price for those properties are estimated and recorded as Accounts Receivable in the accompanying Consolidated Balance Sheets.

At December 31, 2015, we carried approximately $12.1 million in production receivable, of which approximately $10.5 million were production receivables due from four purchasers. At December 31, 2014, we carried approximately $25.2 million in production receivables, of which approximately $21.4 million were production receivables due from four purchasers. In addition, we carried approximately $3.2 million in receivables at December 31, 2015 and $6.7 million at December 31, 2014 that was in relation to our joint operations with Sumitomo Corporation and ArcLight Capital Partners, LLC.

Inventory

Inventory

Inventory is valued at the lower of cost or market value and consists of our ownership interest in oil and NGLs held in terminal tanks located in the field. Oil and NGL cost basis is calculated using the average cost method, with average cost defined as production and lease operating expenses net of DD&A. General and Administrative expenses are not allocated to the cost of inventory for the purpose of valuing inventory.

Oil, NGL and Natural Gas Property, Depreciation and Depletion

Oil, NGL and Natural Gas Property, Depreciation and Depletion

We account for oil, NGL and natural gas exploration and production activities under the successful efforts method of accounting. Proved developed natural gas and oil property acquisition costs are capitalized when incurred, including our estimate of the fair value of future abandonment costs. Unproved properties with individually significant acquisition costs are assessed periodically on a property-by-property basis, and any impairment in value is recognized. If the unproved properties are determined to be productive, the appropriate related costs are transferred to proved natural gas and oil properties. Natural gas and oil exploration costs, other than the costs of drilling exploratory wells, are charged to expense as incurred. The costs of drilling exploratory wells are capitalized pending determination of whether they have discovered proved commercial reserves. If proved commercial reserves are not discovered, such drilling costs are expensed. Costs to develop estimated proved reserves, including the costs of all development well and related equipment used in the production of oil, NGLs and natural gas, are capitalized. We capitalize interest on capital projects, most notably during the drilling and completion of oil and natural gas wells. For the years ended December 31, 2015, 2014 and 2013, we capitalized interest costs of $7.7 million, $7.3 million and $7.5 million, respectively.

Depletion is calculated using the unit-of-production method. In arriving at rates under the unit-of-production method, the quantities of recoverable oil and natural gas are established based on estimates made by our geologists and engineers and independent engineers. We periodically review estimated proved reserve estimates and make changes as needed to depletion expenses to account for new wells drilled, acquisitions, divestitures and other events which may have caused significant changes in our estimated proved reserves. The costs of unproved properties are withheld from the depletion base until such time as they are proved. When estimated proved reserves are assigned, the cost of the property is added to costs subject to depletion calculations. Non-producing properties consist of undeveloped leasehold costs and costs associated with the purchase of certain proved undeveloped reserves. Undeveloped leasehold cost is allocated to the associated producing properties as the undeveloped acreage is developed. Individually significant non-producing properties are periodically assessed for impairment of value. Service properties, equipment and other assets are depreciated using the straight-line method over their estimated useful lives of three to 40 years.

We review assets for impairment when events or circumstances indicate a possible decline in the recoverability of the carrying value of such property. When circumstances indicate that an asset may be impaired, we compare expected undiscounted future cash flows at a producing field to the unamortized capitalized cost of the asset. If the future undiscounted cash flows, based on our estimate of future oil, NGL and natural gas prices, operating costs, anticipated production from estimated proved reserves and other relevant data, are lower than the unamortized capitalized cost, the capitalized cost is reduced to fair value. Fair value is calculated by discounting the future cash flows at an appropriate risk-adjusted discount rate. Our estimates of future oil, NGL and natural gas prices are based on forward strip prices for NYMEX oil and various natural gas markets that are relevant to our operations. For unproved oil and gas properties, we analyze activity on the acreage prior to evaluating any fair value indicators, such as current drilling activity, drilling success, future development plans and the likelihood of expiration. Unproved oil and gas properties are impaired when it becomes more likely than not that a property will expire before it can be developed or an extension can be agreed upon. When evaluating the value of our unproved oil, NGL and natural gas properties, we analyze the level and success of current development, future development plans and changes in market value. Performing the impairment evaluations requires use of judgments and estimates since the results are dependent on future events, including estimates of future proved and unproved reserves, future commodity prices, the timing of future production, capital expenditures and the intent to develop properties, among others.

We recognized approximately $345.8 million, $132.6 million and $32.1 million of impairment from continuing operations on certain oil, NGL and natural gas properties for the years ending December 31, 2015, 2014 and 2013, respectively. We recorded these charges as Impairment Expense on our Consolidated Statements of Operations. For additional information, see Note 16, Impairment Expense, to our Consolidated Financial Statements.

Expenditures for repairs and maintenance to sustain production from the existing producing reservoir are charged to expense as incurred. Expenditures to recomplete a current well in a different unproved reservoir are capitalized pending determination that economic reserves have been added. If the recompletion is not successful, the expenditures are charged to expense.

Significant tangible equipment added or replaced that extends the useful or productive life of the property is capitalized. Expenditures to construct facilities or increase the productive capacity from existing reservoirs are capitalized.

Upon the sale or retirement of a proved natural gas or oil property, or an entire interest in unproved leaseholds, the cost and related accumulated depletion are removed from the property accounts and the resulting gain or loss is recognized. For sales of a partial interest in unproved leaseholds for cash, sales proceeds are first applied as a reduction of the original cost of the entire interest in the property and any remaining proceeds are recognized as a gain.

Natural Gas and Oil Reserve Quantities

Natural Gas and Oil Reserve Quantities

Our estimate of proved reserves is based on the quantities of oil, NGLs and natural gas that engineering and geological analyses demonstrate, with reasonable certainty, to be recoverable from established reservoirs in the future under current operating and economic parameters. For the years ended December 31, 2015 and 2014, Netherland Sewell and Associates, Inc. (“NSAI”) prepared a consolidated reserve and economic evaluation of our proved oil and gas reserves. The preparation of our proved reserve estimates are completed in accordance with our internal control procedures, which include the verification of input data used by NSAI, as well as management review and approval.

Reserves and their relation to estimated future net cash flows impact our depletion and impairment calculations. As a result, adjustments to depletion and impairment are made concurrently with changes to reserve estimates. Estimates of our crude oil, NGL and natural gas reserves, and the projected cash flows derived from these reserve estimates, are prepared by our engineers in accordance with guidelines established by the SEC. The independent reserve engineer estimates reserves annually on December 31. This annual estimate results in a new depletion rate, which we use for the preceding fourth quarter after adjusting for fourth quarter production.

Deferred Financing Costs and Other Assets-Net

Deferred Financing Costs and Other Assets—Net

At December 31, 2015, we had deferred financing costs and other assets consisting of $16.5 million, which is primarily made up of bond costs and loan costs that are amortized using the effective interest method and the straight line method, respectively, over their estimated lives, which is, on average, five to eight years. We amortize any costs incurred to renew or extend the terms of existing debt over the contract term or estimated useful life, as applicable. For the years ended December 31, 2015, 2014 and 2013, we recorded amortization expense from continuing operations of $2.0 million, $1.5 million and $1.2 million, respectively.

The following is a summary of our deferred financing costs at the dates indicated:

	December 31, 2015 (in thousands)	December 31, 2014 (in thousands)
Deferred Financing Costs—Gross	$20,623	$19,212
Accumulated Amortization	(6,580)	(4,564)

Deferred Financing Costs—Net	$14,043	$14,648

Specific to our deferred financing costs, we have incurred gross debt issuance costs of approximately $1.4 million and $6.8 million for the years ended December 31, 2015 and 2014, respectively, which are presented net of accumulated amortization of $6.6 million and $4.6 million, respectively, and include deferred financing from our senior notes and revolving line of credit.

Future Abandonment Cost

Future Abandonment Cost

Future abandonment costs are recognized as obligations associated with the retirement of tangible long-lived assets that result from the acquisition and development of the asset. We recognize the fair value of a liability for a retirement obligation in the period in which the liability is incurred. For natural gas and oil properties, this is the period in which the natural gas or oil well is acquired or drilled. The future abandonment cost is capitalized as part of the carrying amount of our natural gas and oil properties at its discounted fair value. The liability is then accreted each period until the liability is settled or the natural gas or oil well is sold, at which time the liability is reversed. If the fair value of a recorded asset retirement obligation changes, a revision is recorded to both the asset retirement obligation and the asset retirement cost.

Accretion expense from continuing operations during the years ended December 31, 2015, 2014 and 2013 totaled approximately $3.8 million, $3.6 million and $3.0 million, respectively. These amounts are recorded as DD&A on our Consolidated Statements of Operations. As of December 31, 2015 and 2014, approximately $2.2 million and $2.0 million, respectively, of our Future Abandonment Costs were classified as short-term liabilities under the caption Accrued Liabilities on our Consolidated Balance Sheets. During 2015 and 2014, we recognized an increase of $2.4 million and $8.4 million, respectively, in the estimated present value of our asset retirement obligations, representing an increase in the estimate to plug and abandon our oil and natural gas wells. The revised estimates were primarily the result of increased abandonment cost estimates, which were driven by the trends of actual outcomes. We account for asset retirement obligations that relate to wells that are drilled jointly based on our interest in those wells.

	December 31, 2015 (in thousands)	December 31, 2014 (in thousands)
Beginning Balance	$40,099	$28,525
Asset Retirement Obligation Incurred	1,135	1,480
Asset Retirement Obligation Settled	(2,273)	(1,943)
Asset Retirement Obligation Cancelled or Sold Properties	(136)	(10)
Asset Retirement Obligation Revision of Estimated Obligation	2,428	8,426
Asset Retirement Obligation Accretion Expense	3,821	3,621

Total Future Abandonment Costs	$45,074	$40,099

Revenue Recognition

Revenue Recognition

Oil, NGL and natural gas revenue is recognized when the oil, NGL or natural gas is delivered to or collected by the respective purchaser, a sales agreement exists, collection for amounts billed is reasonably assured and the sales price is fixed or determinable. Title to the produced quantities transfers to the purchaser at the time the purchaser collects or receives the quantities. In the case of oil and NGL sales, title is transferred to the purchaser when the oil or NGLs leaves our stock tanks and enters the purchaser’s trucks. In the case of gas production, title is transferred when the gas passes through the meter of the purchaser. It is the measurement of the purchaser that determines the amount of oil, NGL or natural gas purchased. Prices for such production are defined in sales contracts and are readily determinable based on certain publicly available indices. The purchasers of such production have historically made payment for oil, NGLs and natural gas purchases within 30-60 days of the end of each production month. We periodically review the difference between the dates of production and the dates we collect payment for such production to ensure that receivables from those purchasers are collectible. The point of sale for our oil, NGL and natural gas production is at its applicable field gathering system. We do not recognize revenue for oil and NGL production held in stock tanks before delivery to the purchaser.

To the extent actual quantities and values of oil, NGLs and natural gas are unavailable for a given reporting period because of timing or information not received from third parties, the expected sales volumes and price for those properties are estimated and recorded as Oil, Natural Gas and NGL Sales on the Statements of Operations.

Derivative Instruments

Derivative Instruments

We use put and call options (collars), fixed rate swap contracts, swaptions, puts, deferred put spreads, cap swaps, call protected swaps, basis swaps and three-way collars to manage price risks in connection with the sale of oil, natural gas and NGLs. We have also used interest rate swap agreements to manage interest rate exposure associated with our fixed rate senior notes. We have established the fair value of all derivative instruments using estimates determined by our counterparties and other third-parties. These values are based upon, among other things, future prices, volatility, time to maturity and credit risk. The values we report in our Consolidated Financial Statements change as these estimates are revised to reflect actual results, changes in market conditions or other factors.

We report our derivative instruments at fair value and include them in the Consolidated Balance Sheets as assets or liabilities. The accounting for changes in fair value of a derivative instrument depends on the intended use of the derivative and the resulting designation, which is established at the inception of a derivative. For derivative instruments designated for hedge accounting, for financial accounting purposes, changes in fair value, to the extent the hedge is effective, are recognized in other comprehensive income until the hedged item is recognized in earnings. Any changes in fair value resulting from ineffectiveness are recognized immediately in earnings. During 2015, 2014 and 2013 we did not have any derivative instruments designated for hedge accounting.

For derivative instruments designated as fair value hedges, changes in fair value, as well as the offsetting changes in the estimated fair value of the hedged item attributable to the hedged risk, are recognized currently in earnings. Derivative effectiveness is measured annually based on the relative changes in fair value between the derivative contract and the hedged item over time. For derivatives on oil, natural gas and NGL production activity, our evaluations are not documented, and as a result, we record changes on the derivative valuations through earnings. For additional information on our derivative instruments, see Note 10, Fair Value of Financial Instruments and Derivative Instruments, to our Consolidated Financial Statements.

Contingent Liabilities

Contingent Liabilities

A provision for legal, environmental and other contingent matters is charged to expense when the loss is probable and the cost or range of cost can be reasonably estimated. Judgment is often required to determine when expenses should be recorded for legal, environmental and contingent matters. In addition, we often must estimate the amount of such losses. In many cases, our judgment is based on the input of our legal advisors and on the interpretation of laws and regulations, which can be interpreted differently by regulators and/or the courts. We monitor known and potential legal, environmental and other contingent matters and make our best estimate of when to record losses for these matters based on available information.

Income Taxes

Income Taxes

We are subject to income and other taxes in all areas in which we operate. When recording income tax expense, certain estimates are required because income tax returns are generally filed several months after the close of a calendar year, tax returns are subject to audit which can take years to complete, and future events often impact the timing of when income tax expenses and benefits are recognized. We have deferred tax assets relating to tax operating loss carryforwards and other deductible differences and deferred tax liabilities that relate to oil and gas properties and other taxable differences.

Deferred tax assets and liabilities are computed based on the difference between the financial statement and income tax basis of assets and liabilities using the enacted tax rates. Net deferred tax assets are required to be reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the net deferred tax asset will not be realized.

This process requires our management to make assessments regarding the timing and probability of the ultimate tax impact. We record valuation allowances on deferred tax assets if we determine it is more likely than not that the asset will not be realized. Actual income taxes could vary from these estimates due to future changes in income tax law, significant changes in the jurisdictions in which we operate, our inability to generate sufficient future taxable income, or unpredicted results from the final determination of each year’s liability by taxing authorities. These changes could have a significant impact on our financial position.

The accounting estimate related to the tax valuation allowance requires us to make assumptions regarding the timing of future events, including the probability of expected future taxable income and available tax planning opportunities. These assumptions require significant judgment because actual performance has fluctuated in the past and may do so in the future. The impact that changes in actual performance versus these estimates could have on the realization of tax benefits as reported in our results of operations could be material. We continuously evaluate facts and circumstances representing positive and negative evidence in the determination of our ability to realize the deferred tax assets.

We recognize a tax position if it is more likely than not that it will be sustained upon examination. If we determine it is more likely than not a tax position will be sustained based on its technical merits, we record the impact of the position in our Consolidated Financial Statements at the largest amount that is greater than fifty percent likely of being realized upon ultimate settlement. These estimates are updated at each reporting date based on the facts, circumstances and information available. We are also required to assess at each reporting date whether it is reasonably possible that any significant increases or decreases to the unrecognized tax benefits will occur during the next twelve months (for additional information, see Note 11, Income Taxes, to our Consolidated Financial Statements). Our policy is to recognize interest and penalties on any unrecognized tax benefits in interest expense and general and administrative expense, respectively.

Stock-based Compensation

Stock-based Compensation

We recognize in the Consolidated Financial Statements the cost of employee and non-employee director services received in exchange for awards of equity instruments based on the grant date fair value of those awards. We use a standard option pricing model (i.e. Black-Scholes) to measure the fair value of employee stock options and stock appreciation rights and a Monte Carlo simulation technique to value restricted stock awards that are tied to market performance. The fair value of non-market based restricted stock awards is determined based on the fair market value of our common stock on the date of the grant.

The benefits associated with the tax deductions in excess of recognized compensation cost are reported as a financing cash flow when realized. We recognize compensation costs related to awards with graded vesting on a straight-line basis over the requisite service period for each separately vesting portion of the award as if the award were, in-substance, multiple awards (for additional information, see Note 15, Employee Benefit and Equity Plans, to our Consolidated Financial Statements). Stock appreciation rights are classified as a liability and are re-measured at fair value each reporting period.

Earnings per Common Share

Earnings per Common Share

Earnings per common share are computed by dividing consolidated net income attributable to us by the weighted average number of common shares outstanding. Diluted earnings per common share are computed based upon the weighted average number of common shares outstanding during the period plus the assumed issuance of common shares for all potentially dilutive securities, including the assumed conversion of preferred stock. At December 31, 2015, we had 55,741,229 common shares outstanding, 443,672 options outstanding and 20,500 stock appreciation rights outstanding with no outstanding warrants or other potentially dilutive securities. The total common shares outstanding include 2,479,408 restricted stock awards, of which approximately 1,065,296 shares are performance-based awards. For additional information, see Note 12, Earnings per Common Share, to our Consolidated Financial Statements.

Recent Accounting Pronouncements

Recent Accounting Pronouncements

In August 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements – Going Concern (Subtopic 205-40). The new guidance addresses management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern and in certain circumstances to provide related footnote disclosures. The standard is effective for the annual period ending after December 15, 2016 and for annual and interim periods thereafter. Early adoption is permitted. We adopted this ASU on January 1, 2016. Adoption did not have a material impact on our Consolidated Financial Statements.

In February 2015, the FASB issued ASU 2015-02, Consolidation (Topic 810): Amendments to the Consolidation Analysis. The amendments in this ASU intend to improve targeted areas of consolidation guidance for legal entities such as limited partnerships, limited liability corporations and securitization structures. The ASU focuses on the consolidation evaluation for reporting organizations that are required to evaluate whether they should consolidate certain legal entities. In addition to reducing the number of consolidation models from four to two, the new standard places more emphasis on risk of loss when determining a controlling financial interest, reduces the frequency of the application of related-party guidance when determining a controlling financial interest in a variable interest entity and changes consolidation conclusions in several industries that typically make use of limited partnerships or variable interest entities. This ASU will be effective for periods beginning after December 15, 2015, for public companies, and early adoption is permitted, including adoption in an interim period. We are currently evaluating the potential effect of this ASU but do not believe that it will have a material impact on our Consolidated Financial Statements.

In April 2015, the FASB issued ASU 2015-03, Interest – Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. The standard requires an entity to present debt issuance costs related to a recognized liability as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The guidance in the ASU is effective for public entities for annual reporting periods beginning after December 15, 2015, including interim periods therein. Early adoption is permitted. We are currently evaluating the potential effect of this ASU and the related impact on our Consolidated Financial Statements. As of December 31, 2015, we had approximately $14.0 million in net deferred financing costs that would be potentially reclassified to reduce the debt carrying balance.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers. The amendments in this ASU affects any entity using U.S. GAAP that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets unless those contracts are within the scope of other standards. This ASU will supersede the revenue recognition requirements in Topic 605, Revenue Recognition, and most industry-specific guidance. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services by following five steps:

1) Identify the contract(s) with a customer.

2) Identify the performance obligations in the contract.

3) Determine the transaction price.

4) Allocate the transaction price to the performance obligations in the contract.

5) Recognize revenue when (or as) the entity satisfies a performance obligation.

An entity should apply the amendments in this ASU using one of the following two methods:

1) Retrospectively to each prior reporting period presented.

2) Retrospectively with the cumulative effect of initially applying this ASU recognized at the date of the initial applications.

In July 2015, the FASB approved a one-year deferral of the effective date of this new standard so the guidance is effective for the reporting period beginning January 1, 2018, with early adoption permitted in the first quarter 2017. We are currently evaluating the new guidance and have not determined the impact this standard may have on our Consolidated Financial Statements or decided upon the method of adoption.

In August 2015, the FASB issued ASU 2015-15, Interest – Imputation of Interest (Subtopic 835-30), Presentation and Subsequent Measurement of Debt Issuance Costs with Line-of-Credit Arrangements. This ASU clarifies the presentation of debt issuance costs associated with line-of-credit arrangements. In April 2015, the FASB issued ASU 2015-03, Interest – Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs, which requires the presentation of debt issuance costs related to a recognized debt liability as a direct deduction from the carrying amount of that debt liability. ASU 2015-03 does not address presentation or subsequent measurement of debt issuance costs related to line-of-credit arrangements. Given the absence of authoritative guidance within ASU 2015-03 for debt issuance costs related to line-of-credit arrangements, the SEC staff would not object to an entity deferring and presenting debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement. The guidance in the ASU is effective for public entities for annual reporting periods beginning after December 15, 2015, including interim periods therein. Early adoption is permitted. We are currently evaluating the potential effect of this ASU and the related impact on our Consolidated Financial Statements.